                                                                    EXHIBIT 99.6

                              BILL OF SALE (CANADA)

      THIS BILL OF SALE ("Bill of Sale"), dated as of January 21, 2005, is made by Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"), pursuant to the Asset Purchase Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms) (the "Asset Purchase Agreement"), dated as of January 21, 2005, by and among Sellers, Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales, Citel Technologies, Inc., a Delaware corporation, and MCK Canada Operations Inc., a corporation organized under the laws of British Columbia ("Purchaser"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

      1. Sale, Transfer, Assignment, Delivery and Conveyance. Upon the terms and subject to the conditions of the Asset Purchase Agreement (which shall govern in the event of a conflict between the terms hereof and those set forth in the Asset Purchase Agreement), for value received, each Seller does hereby absolutely, unconditionally and irrevocably sell, transfer, assign, deliver and otherwise convey to Purchaser, all of such Sellers' right, title and interest in, to and under, and all obligations under or relating to, the Assets identified on Annex A hereto (the "Assets") (other than those Assets consisting of the assigned Contracts, which are addressed by the Assignment and Assumption Agreement, and other than the assigned Intellectual Property, which are addressed by the Copyright Assignment, the Domain Name Assignment, the Patent Assignment and the Trademark Assignment), free and clear of any Encumbrances other than Permitted Encumbrances.

      2. Power of Attorney. Each Seller hereby constitutes and appoints Purchaser the true and lawful agent and attorney in fact of such Seller, with full power of substitution and resubstitution, in whole or in part, in the name and stead of such Seller but on behalf and for the benefit of Purchaser and its successors and assigns, from time to time (a) to demand, receive and collect any and all of the Accounts Receivable purchased by Purchaser pursuant to the Asset Purchase Agreement and to give receipts and releases for and with respect to the same, or any part thereof; and (b) to institute and prosecute, in the name of such Seller or otherwise, any and all proceedings at law, in equity or otherwise, that Purchaser or its successors and assigns may deem proper in order to collect or reduce to possession any of the Accounts Receivable purchased by Purchaser pursuant to the Asset Purchase Agreement.

      3. Limitation of Representations. Sellers make no express or implied representations or warranties in this Bill of Sale of any kind whatsoever with respect to the Assets. This Bill of Sale in no way defeats, limits, alters, impairs, enhances or enlarges any right, obligation, claim or remedy under the Asset Purchase Agreement, including any rights the parties hereto may have under the representations, warranties and indemnities set forth therein.

      4. Counterparts. This Bill of Sale may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                                                           Bill of Sale (Canada)

IN WITNESS WHEREOF, each Seller has caused this Bill of Sale to be duly executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:
Verso Technologies, Inc.                        MCK Communications, Inc. (NV)

By: /s/ Juliet M. Reising                       By: /s/ Juliet M. Reising
   --------------------------------                -----------------------------
Name: Juliet M. Reising                        Name:  Juliet M. Reising
     ------------------------------                  ---------------------------
Title: Executive Vice President                 Title:  Vice President
       and Chief Financial Officer                    --------------------------
      -----------------------------

MCK Communications, Inc. (DE)                   MCK Telecommunications Inc.

By: /s/ Juliet M. Reising                       By: /s/ Juliet M. Reising
   --------------------------------                -----------------------------
Name: Juliet M. Reising                        Name:  Juliet M. Reising
     ------------------------------                  ---------------------------
Title: Vice President                          Title:  President
      -----------------------------                  ---------------------------

Digital Techniques, Inc.

By: /s/ Juliet M. Reising
   --------------------------------
Name: Juliet M. Reising
     ------------------------------
Title: Vice President
      -----------------------------

                                                           Bill of Sale (Canada)

                                     ANNEX A

                                     ASSETS

SCHEDULE 2.1(c) LEASEHOLD INTERESTS

LEASEHOLD IMPROVEMENTS:

FYE MONTH = DECEMBER

                                                                                 CURRENT
                                                      IN SVC                      ACCUM
             CO ASSET NO          DESCRIPTION          DATE        BASIS        DEPRECIATION    NET BOOK VALUE
CLASS = LH- IN CANADIAN
$
           MCAN065            Additions MCK Canada   10/01/03  $    215.48       $    129.32      $     86.16
           MCAN066            Additions MCK Canada   10/01/03     1,169.28            701.60           467.68
           MCAN067            Additions MCK Canada   10/01/03    36,032.26         21,619.39        14,412.87
           MCAN068            Additions MCK Canada   10/01/03    45,908.72         27,545.21        18,363.51
           MCAN069            Additions MCK Canada   10/01/03     2,629.38          1,577.61         1,051.77
           MCAN070            Additions MCK Canada   10/01/03     5,575.84          3,345.49         2,230.35
           MCAN071            Additions MCK Canada   10/01/03       454.42            272.66           181.76
           MCAN072            Additions MCK Canada   10/01/03       580.61            348.35           232.26
                                                               $ 92,565.99       $ 55,539.63      $ 37,026.36

                                                           Bill of Sale (Canada)

      SCHEDULE 2.1(d) TANGIBLE PERSONAL PROPERTY

FYE Month = December

MCK TELECOMMUNICATIONS CANADA IN CND$


                                                                                                 CURRENT
                                                                                                  ACCUM         NET BOOK
             EXT       CO ASSET NO       DESCRIPTION         IN SVC DATE          BASIS        DEPRECIATION      VALUE
CLASS = E
                         MCAN001        Disposal               10/01/03      ($  5,038.74)   ($  4,030.99)    ($ 1,007.75)
                         MCAN002        Additions              10/01/03              0.12            0.00            0.12
                         MCAN003        Additions MCK          10/01/03             (0.09)           0.00           (0.09)
                                        Canada
                         MCAN004        Additions MCK          10/01/03             (0.05)          (0.05)           0.00
                                        Canada
                         MCAN005        Additions MCK          10/01/03            130.14          130.14            0.00
                                        Canada
                         MCAN006        Additions MCK          10/01/03          1,359.25        1,359.25            0.00
                                        Canada
                         MCAN007        Additions MCK          10/01/03            236.23          236.23            0.00
                                        Canada
                         MCAN008        Additions MCK          10/01/03          1,479.00        1,479.00            0.00
                                        Canada
                         MCAN009        Additions MCK          10/01/03          1,137.65        1,137.65            0.00
                                        Canada
                         MCAN010        Additions MCK          10/01/03            869.95          869.95            0.00
                                        Canada
                         MCAN011        Additions MCK          10/01/03            994.22          994.22            0.00
                                        Canada
                         MCAN012        Additions MCK          10/01/03          2,168.00        2,168.00            0.00
                                        Canada
                         MCAN013        Additions MCK          10/01/03          2,958.69        2,958.69            0.00
                                        Canada
                         MCAN014        Additions MCK          10/01/03          1,400.00        1,400.00            0.00
                                        Canada
                         MCAN015        Dean Swanson ER        10/01/03          1,190.00          595.01          594.99
                                        Hard Drives
                         MCAN016        Dean Swanson ER        10/01/03            964.23          482.11          482.12
                                        RAM Upgrades
                         MCAN017        WB Mason Dterm         10/01/03          1,001.39          429.16          572.23
                                        Series Computer
                         MCAN018        Additions MCK          10/01/03             (0.03)          (0.03)           0.00
                                        Canda
                         MCAN019        Additions MCK          10/01/03             (0.09)           0.00           (0.09)
                                        Canada
                         MCAN020        Additions MCK          10/01/03              0.09            0.00            0.09
                                        Canada
                         MCAN021        Additions MCK          10/01/03             (0.11)           0.00           (0.11)
                                        Canada
                         MCAN022        Additions MCK          10/01/03              1.14            1.14            0.00
                                        Canada
                         MCAN023        Additions MCK          10/01/03            183.25          183.25            0.00
                                        Canada
                         MCAN024        Additions MCK          10/01/03          4,679.87        4,679.87            0.00
                                        Canada
                         MCAN025        Additions MCK          10/01/03            273.38          273.38            0.00
                                        Canada
                         MCAN026        Additions MCK          10/01/03          1,033.33        1,033.33            0.00
                                        Canada

                                                           Bill of Sale (Canada)

                         MCAN027        Additions MCK          10/01/03            308.39          308.39            0.00
                                        Canada
                         MCAN028        Additions MCK          10/01/03            949.55          547.81          401.74
                                        Canada
                         MCAN029        Additions MCK          10/01/03              0.06            0.00            0.06
                                        Canada
                         MCAN030        Additions MCK          10/01/03              0.11            0.00            0.11
                                        Canada
                         MCAN031        Additions MCK          10/01/03              0.12            0.00            0.12
                                        Canada
                         MCAN032        Additions MCK          10/01/03            294.26          294.15            0.11
                                        Canada
                         MCAN034        Additions MCK          10/01/03            168.06          167.94            0.12
                                        Canada
                         MCAN035        Additions MCK          10/01/03          1,697.81        1,697.81            0.00
                                        Canada
                         MCAN036        Additions MCK          10/01/03         29,394.62       29,394.62            0.00
                                        Canada
                         MCAN037        Additions MCK          10/01/03         14,672.22       14,672.22            0.00
                                        Canada
                         MCAN038        Additions MCK          10/01/03          2,276.39        2,276.39            0.00
                                        Canada
                         MCAN039        Additions MCK          10/01/03          3,207.09        3,207.09            0.00
                                        Canada
                         MCAN040        Additions MCK          10/01/03         14,072.86       14,072.86            0.00
                                        Canada
                         MCAN041        Additions MCK          10/01/03            988.00          823.31          164.69
                                        Canada
                         MCAN042        TCS BCM Units          10/01/03          7,161.94        5,654.15        1,507.79
                         MCAN043        Transtalk 9040         10/01/03          1,715.77        1,169.85          545.92
                                        Radio Module
                         MCAN044        Quick Eagle            10/01/03          1,212.74          790.92          421.82
                                        Network
                         MCAN045        ICT Tool               10/01/03         18,812.08       12,268.76        6,543.32
                         MCAN046        Equipment              10/01/03         12,628.25        7,892.67        4,735.58
                         MCAN047        Siemens Hicom          10/01/03         15,226.66        9,136.01        6,090.65
                                        150 PBX
                         MCAN048        Alcatel T1 LIM         10/01/03          1,666.67        1,000.01          666.66
                                        Module
                         MCAN049        Alcatel Dual T1        10/01/03          4,166.67        2,500.01        1,666.66
                                        1.544 MBPS Card
                         MCAN050        ATL Call Center        10/01/03         11,028.13        6,126.74        4,901.39
                                        System
                         MCAN051        Acrodex                10/01/03          1,323.78          709.18          614.60
                         MCAN052        TCSWest                10/01/03            946.68          507.15          439.53
                         MCAN053        TCS West Avaya         10/01/03          1,617.48          808.75          808.73
                                        Digital Line Card
                                        WBM Office
                         MCAN054        Systems NEAX           10/01/03          2,603.57        1,220.42        1,383.15
                                        2000 IVS
                         MCAN055        WBM Office             10/01/03         23,620.14       10,122.92       13,497.22
                                        Systems CPUI
                                        WBM Office
                         MCAN073        Systems NEC I          10/01/03          3,023.32        1,267.36        1,755.96
                                        Series
                         MCAN074        Additions MCK          10/01/03             (0.15)           0.00           (0.15)
                                        Canada
                         MCAN055        WBM Office             10/01/03          1,742.22          816.65          925.57
                                        Supply CPUI
                         MCAN078        Upgrade NEC 24000      03/01/04         18,604.13        5,167.81       13,436.32
                         MCAN079        2 Flat Panel           03/04/04          1,794.33          498.43        1,295.90
                                        Monitors

                                                           Bill of Sale (Canada)

                             MCAN080        5 Dell Optiplex        06/01/04         11,525.00        2,240.97        9,284.03
                                            computers/printers
                                                                                  -----------     -----------      ----------
              CLASS = E                                                           $225,469.77     $153,740.66      $71,729.11



CLASS = F

                             MCAN057        Additions MCK          10/01/03       $      0.13      $     0.00      $     0.13
                                            Canada
                             MCAN075        6000 CR Board          01/18/04         13,958.70        4,265.16        9,693.54
                                            Layout
                                                                                  -----------      ----------      ----------
              CLASS = F                                                           $ 13,958.83      $ 4,265.16      $ 9,693.67


CLASS = PS

                             MCAN061        Infographics           10/01/03       $    839.97      $   839.97      $    0.00
                                            Allegro Interface
                             MCAN062        TCS M3905 Sets         10/01/03          1,327.47        1,327.47            0.00
                                            Rel 3
                             MCAN063        Rational Rose          10/01/03          1,309.65        1,309.65            0.00
                                            Professional
                                            TCS West 6.0s/w
                             MCAN064        w/English              10/01/03            861.14          717.60          143.54
                                            Document
                             MCAN076        Upgrade Norstar,       01/19/04          2,171.40          663.48        1,507.92
                                            MICS 6.1
                             MCAN077        Upgrade NEC 2400       03/01/04          2,156.25          598.96        1,557.29
                                                                                  -----------      -----------     ----------
             CLASS = PS                                                           $  8,665.88      $ 5,457.13      $ 3,208.75

                                                           Bill of Sale (Canada)